SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                October 26, 1999



                         NORTHEAST INDIANA BANCORP, INC.
             (Exact name of Registrant as specified in its Charter)



    Delaware                     0-26012                        35-1948594
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 (State or other         (Commission File Number)             (IRS Employer
 jurisdiction of                                               Identification
  incorporation)                                                  Number)



648 North Jefferson Street, Huntington, Indiana                    46750
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code:            (219) 356-3311
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                                       N/A
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         (Former name or former address, if changed since last report)

Item 5. Other Events
--------------------

Northeast Indiana Bancorp, Inc. issued a press release dated October 26, 1999, attached hereto as Exhibit 28.1 announcing misc.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
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               (c)   Exhibits

                          Exhibit   28.1   Press Release dated October 26, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                         NORTHEAST INDIANA BANCORP, INC.



Date: October 26, 1999                     By:/s/ Stephen E. Zahn
      ----------------                     ----------------------
                                           Stephen E. Zahn
                                           President and Chief Executive Officer